                                                      Exhibit No. 99(b)(4)(xxvi)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO

                --------                                --------
                --------                                --------
                 Number                                  Shares
          --------------------                    --------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SEE REVERSE SIDE FOR                                   --------------------
CERTAIN DEFINITIONS                                      CUSIP
                                                       --------------------
                                    --------
                                    --------
                                      VOID
                                    --------
                                    --------

THIS CERTIFIES THAT ____________________________________________ IS THE OWNER OF
__________________________________________________________________________ FULLY
PAID AND NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THE CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT. WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


                                   COUNTERSIGNED:


                                   PROVIDENT FINANCIAL PROCESSING CORPORATION
                                   ------------------------------------------
                                                               TRANSFER AGENT

DATED:                             BY
                                     ----------------------------------------
                                                         AUTHORIZED SIGNATURE


Michael T. Scardina                        David G. Booth
------------------------------     ------------------------------------------
TREASURER                                                           PRESIDENT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common             UNIF GIFT MIN ACT -         CUSTODIAN
     TEN ENT   - as tenants by the entireties                         ------------------------
     JT TEN    - as joint tenants with right of                       (Cust)         (Minor)
                 survivorship and not as tenants                 under Uniform Gifts to Minors
                 in common                                       Act . . . . . . . . . . . .
                                                                           (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          SHARES
------------------------------------------------------------------------
OF BENEFICIAL INTEREST REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                                                        ATTORNEY
----------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION AND FULL POWER OF SUBSTITUTION IN THE PREMISES.
     DATED:                  19    SIGNED:
           -----------------   --         -----------------------------------

                                   ------------------------------------------
                                     (BOTH MUST SIGN IF JOINT TENANCY)
                                   SIGNATURE(S)
                                   GUARANTEED
                                              -------------------------------
                                                      FIRM OR BANK

                                   BY
                                   ------------------------------------------
                                             OFFICER

    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.